VANGUARD
PREFERRED STOCK
FUND


ANNUAL
REPORT
OCTOBER 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                 [VANGUARD ART]

                                    CONTENTS


                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1


                                 THE MARKETS IN
                                  PERSPECTIVE
                                       4


                                  REPORT FROM
                                  THE ADVISER
                                       6


                                  FUND PROFILE
                                       8


                              PERFORMANCE SUMMARY
                                       10


                              FINANCIAL STATEMENTS
                                       11


                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       18


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]

John J. Brennan               John C. Bogle
Chairman & Ceo                Senior Chairman

In a favorable environment featuring lower long-term interest rates, Vanguard Preferred Stock Fund earned a solid return of +8.0% during the fiscal year ended October 31, 1998. As the table below shows, our return for the twelve-month period was comfortably ahead of returns for both the average fixed-income fund and our unmanaged benchmark, the Merrill Lynch DRD-Eligible Preferred Stock Index.

-----------------------------------------------
                                TOTAL RETURNS
                              FISCAL YEAR ENDED
                              OCTOBER 31, 1998
-----------------------------------------------
Vanguard Preferred Stock Fund        +8.0%
-----------------------------------------------
Average Fixed-Income Fund            +5.9%
-----------------------------------------------
Merrill Lynch DRD-Eligible
 Preferred Stock Index               +6.4%
-----------------------------------------------

    Our fund's return is based on an increase in net asset value from $10.17 per share on October 31, 1997, to $10.36 per share on October 31, 1998, with the ending net asset value adjusted for the reinvestment of dividends totaling $0.61 per share paid from net investment income. As we expected, 100% of our income dividends qualified under federal tax law for the 70% intercorporate dividends-received deduction (DRD). The fund's yield at fiscal year-end was 5.4%.

FINANCIAL MARKETS IN REVIEW

Wide and abrupt shifts in investor sentiment buffeted financial markets during the fiscal year that ended October 31. There was plenty to worry about, including the Asian financial crisis, Russia's debt default, and the $3.6 billion bailout of a U.S. hedge fund. Nonetheless, the U.S. economy grew by more than 3% during the period. This expansion was fueled by strong consumer spending encouraged by a strong job market (unemployment as low as 4.3%) and rising wages (up 4%). Inflation also stayed in check: Consumer prices rose just 1.5%.

    The interest rate decline during the year elevated prices for bonds and provided support for stock prices. A classic "flight to quality" amid turmoil in global bond and stock markets helped drive U.S. Treasury bond yields to historic lows during the period. The yield on the benchmark 30-year U.S. Treasury bond began the year at 6.15%, fell to a 31-year low of 4.72% on October 5, then rebounded in the final weeks of the fiscal year to end at 5.16%. Yields on 3-month Treasury bills declined on balance during the year by 88 basis points (0.88 percentage point) to 4.32% on October 31. For fixed-income securities, of course, lower yields translate into higher prices. Long-term Treasury bonds, as measured by the Lehman Brothers Long U.S. Treasury Bond Index, returned +16.3%. Gains were considerably smaller for corporate bonds (+9.7% for the Lehman Long Corporate AA or Better Bond Index), which did not benefit from the flight to quality that boosted Treasury prices.

FISCAL 1998 PERFORMANCE OVERVIEW

The Preferred Stock Fund's +8.0% return during fiscal 1998 was considerably better than the +5.9% return on the average fixed-income mutual fund. We hasten to point out that this category is not a perfect fit for preferred stock funds on two accounts. First, the credit quality of preferred stocks is generally lower than for bonds, by far the most predominant fixed-income security, so one would expect higher yields on preferreds. Second, since many preferred securities are "perpetual"--meaning that, unlike bonds, they have no stated maturity date--preferred stocks have very long average maturities. Therefore, the share prices of preferred stock funds typically are more sensitive than those of other fixed-income funds to changes in interest rates. In periods of declining rates, preferred stocks generally outshine the typical fixed-income fund. When interest rates rise, the reverse is true. Investing, of course, always involves trade-offs between potential risks and rewards. In return for accepting the risk of increased price volatility, corporations eligible for the 70% DRD earn very attractive levels of after-tax income from preferred stocks.

    Your fund's return also exceeded that of our index benchmark--which comprises DRD-eligible preferred stocks--by a substantial 1.6 percentage points. We tip our hats to Wellington Management Company, our investment adviser, for an excellent job in managing the fund. Beating the index is a noteworthy achievement in that it exists only on paper and incurs no operating or transaction costs, which any mutual fund must bear. On that score, however, Vanguard Preferred Stock Fund has a wide edge over competing funds. Our expense ratio in fiscal 1998 was a slender 0.36% of average net assets, which is about 65% below the 1.04% expense ratio charged by the average fixed-income fund.

LONG-TERM PERFORMANCE OVERVIEW

A single year is too short a period for a meaningful judgment of any mutual fund, so we believe investors are well served by examining a fund's long-term record. In the case of Vanguard Preferred Stock Fund, the long-term record is excellent, both on an absolute basis and relative to our performance benchmarks. Our average total return during the decade ended October 31 was +10.8% per year, placing 3 percentage points ahead of the average fixed-income fund and 1.4 percentage points ahead of our index benchmark. (The benchmark has changed over the years to reflect changes in the market for preferred stocks.)

    The cumulative impact of these annual return differences is impressive. As shown in the table below, a $10,000 investment in the Preferred Stock Fund made a decade ago would have grown to $27,916, assuming that all income dividends and capital gains distributions had been reinvested. That is $6,775 more than the $21,141 that would have accumulated in the average fixed-income fund during the decade, a difference equal to nearly 68% of the initial sum invested. A $10,000 investment in the index benchmark--which, as noted, reflects no operating expenses--would have grown to $24,488, lagging the result for our fund by $3,428.

    As we pointed out, our wide margin over other fixed-income funds is partly due to the extra boost that preferred stocks receive from declining interest rates, a trend of the past decade. Our investment adviser's fine record of security selection also is a factor in our strong long-term record. And we reiterate the importance of our low costs, which give our adviser a nice tailwind, year after year, in the attempt to provide superior returns.

--------------------------------------------------------------
                                       TOTAL RETURNS
                              10 YEARS ENDED OCTOBER 31, 1998
                             ---------------------------------
                                  AVERAGE     FINAL VALUE OF
                                  ANNUAL        A $10,000
                                   RATE     INITIAL INVESTMENT
--------------------------------------------------------------
Vanguard Preferred Stock Fund      +10.8%         $27,916
--------------------------------------------------------------
Average Fixed-Income Fund          + 7.8%         $21,141
--------------------------------------------------------------
Merrill Lynch DRD-Eligible
 Preferred Stock Index*            + 9.4%         $24,488
--------------------------------------------------------------

* S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Stock Index thereafter.

    We emphasize that future returns are very likely to be lower than those of the past decade simply because, at the present level of interest rates, the income return from fixed-income securities purchased today will be lower than on those purchased a decade ago. As to the capital component of return--the effect of up or down movements in security prices--no one knows what the future will bring. However, with yields low and prices high by historical standards, it would take extreme optimism to expect large price gains to continue. That said, we note that the yields currently provided by preferred stocks and other fixed-income securities are significantly higher than recent levels of inflation.

IN SUMMARY

The past fiscal year was a good one for the fund and for most fixed-income investors. But we repeat our customary caution that the risk of price fluctuations goes with the territory when investing in preferred stocks. We believe that a time-tested method for managing the risks of investing is to build a balanced investment program that includes bond funds, stock funds, and money market funds in proportions suitable to your financial goals. Once such a plan is in place, our advice is to stick with it.


/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Senior Chairman                          Chairman and
                                         Chief Executive Officer

November 17, 1998

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1998                                           [ARTWORK]

U.S. financial markets encountered strong turbulence yet produced solid overall gains during the fiscal year ended October 31. The S&P 500 Index gained 22.0%, overcoming a sharp six-week setback in July and August. Bond prices rose as interest rates declined over the course of the year. Overseas, returns varied widely, with big gains on European bourses and sharp losses in Pacific and most emerging stock markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially large growth stocks--overwhelmingly led the market during the year. While the S&P 500 Index, which is dominated by large-cap stocks, was rising 22.0%, the rest of the market was down 3.4%, more than 25 percentage points behind the S&P. Results were even worse--a negative return of 11.8%--for small-cap stocks, as represented by the Russell 2000 Index. The Wilshire 5000 Equity Index, a measure of the entire U.S. market, gained 14.9%.

    Even large-cap investors endured sharp fluctuations during the year. After vaulting to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the "boundary" between a bear market and a mere "correction." However, declines were certifiably bearish for most smaller stocks. The Russell 2000 Index fell more than 30% from its peak in April before recovering somewhat during the final two months of the fiscal year.

    The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these factors were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a murkier global economic picture. Asia's economic troubles--which surfaced in mid-1997--persisted and began to look like a significant threat to continued expansions in the U.S. and European economies.

----------------------------------------------------------------------
                                         AVERAGE ANNUALIZED RETURNS
                                       PERIODS ENDED OCTOBER 31, 1998
                                      --------------------------------
                                        1 YEAR    3 YEARS   5 YEARS
----------------------------------------------------------------------
STOCKS
  S&P 500 Index                          22.0%     26.0%     21.3%
  Russell 2000 Index                    -11.8      10.0       9.4
  MSCI EAFE Index                        10.0       8.5       7.1
----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index             9.3%      8.0%      7.0%
  Lehman 10-Year Municipal Bond Index     8.3       7.3       6.5
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index              5.2       5.2       5.1
----------------------------------------------------------------------
OTHER
  Consumer Price Index                    1.5%      2.2%      2.4%
----------------------------------------------------------------------

    But after steadying during September, stock prices bounced back strongly in October. Although many of the risk factors remained--for example, securities analysts continued to trim their estimates of corporate earnings--stock prices got a lift from falling interest rates, which dropped to levels last seen in the 1960s. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

    Three forces clearly shaped the performance of industry sectors within the overall market. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of financial troubles abroad), and fortresses (companies somewhat protected from competition). U.S. consumers played the role of Atlas during fiscal 1998, propping up the economic world with their strong spending. Feeling flush because of plentiful jobs (the nation's unemployment rate was as low as 4.3%) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer staples (+26%) and consumer discretionary firms, such as retailers (+23%).

    Fear was a factor in the lagging returns from industry groups that were perceived by investors to be vulnerable to slowing global growth, falling commodity prices, and heightened price competition from foreign suppliers. Among these were exploration and services firms in the "other energy" category (-34%); chemical, metals, and other materials & processing firms (-3%); and makers of producer durables such as airplanes and machinery (-0.3%). Conversely, the utilities sector was the year's top performer (+45%) in part because utilities are seen as relatively insulated from foreign competition or economic troubles. Fortresses are companies perceived as relatively safe from competitors because of patented products, brands, or services. Such companies dominated the health-care (+41%) and technology (+37%) groups.

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from greater aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board twice trimmed short-term rates by 0.25 percentage point, first on September 29 and then on October 15. Inflation, the bane of bond investors, was remarkably tame--consumer prices were up just 1.5% for the 12 months ended October 31. In this friendly environment, yields on long-term Treasury bonds fell by roughly 1 to 1.25 percentage points, with the 30-year Treasury bond ending the fiscal year at 5.16%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a return of 16.3%, an astounding margin of nearly 15 percentage points over the inflation rate.

    High-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods of falling rates because increased refinancing activity by homeowners results in prepayments of principal to holders of mortgage-backed securities. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds, as well as Treasuries, and has an intermediate-term average maturity, earned 9.3%. Yields on long-term municipal bonds declined only modestly during the fiscal year, and by October 31 were only slightly lower than yields on comparable Treasury securities, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outshone even the S&P 500 Index, but big declines swept the markets of Asia and Latin America. As a group, European stocks earned 23.4% for U.S. investors, reflecting local returns of about 21% and a gain of about 2% from a slight strengthening of several currencies against the dollar. Reasons for Europe's bull market included continuing economic growth; increased corporate restructuring and merger activity; and optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations.

    In Japan, the stock market declined 14.3% in U.S.-dollar terms, reflecting a severe recession and a shaky banking system. Declines elsewhere in the Pacific region ranged from about 1% in Hong Kong to more than 60% in Indonesia and Malaysia. Losses were steep in non-Asian emerging markets, too. Notable declines in our own hemisphere occurred in Mexico (-20%), Venezuela (-64%), Brazil (-30%), and Chile (-38%).

REPORT FROM THE ADVISER                                               [ARTWORK]

For the 6- and 12-month periods ended October 31, 1998, Vanguard Preferred Stock Fund posted total returns of 2.9% and 8.0%, respectively.

AN OVERVIEW OF THE PERIOD

When the fiscal year began, yields on long-term U.S. Treasury bonds stood at 6.15% and short-term Treasury rates at 5.20%. Twelve months later, both long-term and short-term interest rates are lower by roughly 100 basis points (1 percentage point). Falling interest rates, of course, boost the prices for fixed-income securities in general and for preferred stocks in particular. The strength in preferred-stock prices also can be attributed in part to a shortage of new issues during the fund's fiscal year.

    Another positive factor was the absence of any serious proposal within government to lower the intercorporate dividends-received deduction (DRD). Such proposals had repeatedly cropped up in previous years, but we know of no current efforts to reduce the DRD from today's level of 70%.

MARKET UPDATE

Amid the lowest interest rates in 30 years, companies have been making tender offers and calling for redemption of their older issues of preferred stock. Many of the issues thus retired have not been replaced by similar ones at lower rates because preferred stock remains a relatively expensive financing vehicle for companies seeking capital. This trend causes concern about the supply of new merchandise, although the decline in rates has motivated some companies to issue preferreds.

    As rates fell in the first half of fiscal 1998, Wall Street dealers took advantage of the strong market conditions to strengthen their own balance sheets by issuing equity capital in the form of preferred stock. Preferred-stock valuations retreated somewhat--along with prices of other corporate debt--after the Russian government's default on its debts prompted many investors to seek the safety of virtually risk-free U.S. Treasuries. Risk premiums, or the spread between yields on Treasuries and other fixed-income securities, widened across all global capital markets. Preferreds were no exception. The current after-tax yield spread for A-rated perpetual utility preferreds versus 30-year Treasury bonds is 158 basis points, up from 114 basis points six months ago. This spread is still below the ten-year average of 213 basis points. In comparison with municipal bonds, preferreds have averaged 79 basis points of extra after-tax yield over the last ten years, although this spread has narrowed and preferreds currently offer only an extra 13 basis points in after-tax yield versus municipals.

    With the federal budget in surplus (to the tune of $70 billion in fiscal
1998), the U.S. government's need for new sources of revenue is less urgent, and the threat of a DRD reduction is therefore diminished. Even so, market participants are still demanding that new issues of DRD-eligible preferred stock have protection against such a reduction. The prospectus of a "DRD-protected issue" states that the dividend will increase if the DRD is lowered to ensure that the investor is left whole on an after-tax basis with respect to income. We view this protection as necessary insurance against tax law changes that could severely hurt prices for preferred stocks. However, the protection typically expires 18 months after a preferred security is issued.

INVESTMENT GOALS AND STRATEGY

The fund's investment goals and strategy are consistent with those put in place at its inception in 1975. We purchase relatively high-quality preferred stocks with the goal of qualifying all of the fund's dividends for the 70% intercorporate DRD. We achieved total qualification in fiscal 1998, as we have in all previous years, and we will attempt to do so again in fiscal 1999. Another objective of the fund is to provide sustainable, tax-advantaged income by holding high-quality, investment-grade preferreds with call protection. Stability of income should also be strengthened by broad diversification. As of October 31, the fund owned preferreds from 48 issuers.

    As noted, we attempt to mitigate somewhat the risk to the fund's net asset value by purchasing DRD-protected securities. However, the risk to the fund from rising long-term interest rates--which would cause market values of preferred stocks to decline--is a constant, especially with interest rates at the current low absolute levels. Preferreds, most of which have no stated maturity date, perform very poorly when rates are rising. We do not now expect rates to rise to any great extent. However, because they have fallen so dramatically over the last year, a small uptick should not be a surprise.

    At the fiscal year-end, the fund's credit-quality breakdown (using ratings by Moody's Investors Service) was: cash and Treasuries, 4%; aa, 25%; a, 57%; baa, 14%. High-quality financial-services issuers are our largest sector, accounting for about 51% of assets. About 42% of the fund's holdings are concentrated in the electric utility industry, representing 27 different issuers. Our weighting in electric utility securities is up 4% from six months ago.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

November 12, 1998


INVESTMENT PHILOSOPHY

This fund is managed in the interest of corporations able to use the 70% "intercorporate dividends-received" deduction under federal tax law. The adviser believes that the fund can provide a relatively high and sustainable level of income that qualifies for the deduction by investing primarily in dividend-paying, high-quality, preferred stocks. (Note: Individual investors are unable to use this tax deduction and are, therefore, not compensated for the interest-rate and credit risks inherent in the fund.)

FUND PROFILE
PREFERRED STOCK FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                   PREFERRED  MERRILL LYNCH
                       STOCK         INDEX*
-------------------------------------------
Number of Stocks          65             50
Yield                   5.4%           5.0%
Average Coupon          6.4%           7.2%
Average Quality           a1             a2
Turnover Rate            39%             --
Expense Ratio          0.36%             --
Cash Reserves           0.8%             --

* Merrill Lynch DRD-Eligible Preferred Stock Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
---------------------------------------------------------
Treasury/Agency                            3.1%
aaa                                        0.0
aa                                        24.8
a                                         55.9
baa                                       13.5
ba                                         0.0
b                                          0.0
Not Rated                                  2.7
---------------------------------------------------------
Total                                    100.0%

DISTRIBUTION BY COUPON (% OF PORTFOLIO)
-------------------------------------------------
Less than 4.0%          0.2%
4.0 to 5.0              6.0
5.0 to 6.0             22.4
6.0 to 7.0             48.9
7.0 to 8.0             22.5
8.0 to 9.0              0.0
9.0 to 10.0             0.0
Greater than 10.0       0.0
--------------------------------------------------
Total                 100.0%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
Federal Home Loan Mortgage Corp.                  6.1%
Alabama Power Co.                                 4.8
Citigroup, Inc.                                   4.6
J. P. Morgan & Co., Inc.                          4.2
Republic New York Corp.                           4.2
Baltimore Gas & Electric Co.                      4.1
Fleet Financial Group                             4.0
ABN-AMRO North America                            3.7
Heller Financial, Inc.                            3.5
Florida Power & Light Co.                         3.4
------------------------------------------------------
Top Ten                                          42.6%

SECTOR DIVERSIFICATION (% OF PREFERRED STOCKS)
----------------------------------------------------------------------------
                                   OCTOBER 31, 1997     OCTOBER 31, 1998
                            ------------------------------------------------
                                   PREFERRED STOCK      PREFERRED STOCK
                            ------------------------------------------------
Auto & Transportation ....              4.5%                 0.0%
Consumer Discretionary ...              0.0                  0.0
Consumer Staples .........              0.0                  3.5
Financial Services .......             50.7                 52.7
Health Care ..............              0.0                  0.0
Integrated Oils ..........              0.0                  0.0
Other Energy .............              0.0                  0.0
Materials & Processing ...              0.2                  0.2
Producer Durables ........              0.0                  0.0
Technology ...............              0.1                  0.4
Utilities ................             44.5                 43.2
----------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with "aaa" indicating the most creditworthy issuers.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-- the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is, and the less susceptible to a price decline stemming from the problems of a particular company.

SECTOR DIVERSIFICATION. The percentage of preferred stocks from issuers in each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is the rate of return an investor would receive if the securities were held to their maturity dates.

PERFORMANCE SUMMARY
PREFERRED STOCK FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-OCTOBER 31, 1998
----------------------------------------------------------------------
                       PREFERRED STOCK FUND              MERRILL LYNCH
                                                            INDEX*
FISCAL         CAPITAL        INCOME         TOTAL          TOTAL
YEAR           RETURN         RETURN         RETURN         RETURN
----------------------------------------------------------------------
1979           -12.2%          8.1%           -4.1%          -4.9%
1980            -9.1          10.3             1.2           -3.4
1981           -10.9          11.4             0.5           -3.7
1982            17.5          18.6            36.1           27.0
1983             1.5          11.9            13.4           16.6
1984            -6.9          12.5             5.6            5.3
1985             9.7          14.2            23.9           23.4
1986            20.7          11.9            32.6           37.9
1987           -17.8           7.2           -10.6           -3.8
1988             0.5          11.9            12.4            8.7
1989             8.6           7.2            15.8           12.3
1990            -4.6           8.9             4.3           -3.1
1991            10.2          10.6            20.8           28.8
1992             2.9           8.4            11.3           13.5
1993             7.2           8.4            15.6           10.4
1994           -15.2           6.7            -8.5           -4.9
1995            15.1           8.7            23.8           17.9
1996             0.6           7.4             8.0            7.4
1997             5.2           7.2            12.4            8.8
1998             1.9           6.1             8.0            6.4
----------------------------------------------------------------------

* S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Stock Index thereafter.

    See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

CUMMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
----------------------------------------------------------
              Preferred      Average      Merrill Lynch DRD-
                Stock      Fixed-Income   Eligible Preferred
                Fund           Fund          Stock Index*
1988 10         10000          10000            10000
1989 01         10221          10089            10217
1989 04         10291          10211            10227
1989 07         11260          10829            10786
1989 10         11582          10862            11228
1990 01         11444          10787            10543
1990 04         11451          10723            10362
1990 07         12195          11317            11124
1990 10         12078          11096            10879
1991 01         12772          11558            11782
1991 04         13445          12117            12780
1991 07         13643          12396            13015
1991 10         14594          13040            14008
1992 01         15306          13413            14683
1992 04         15331          13576            14912
1992 07         16162          14230            15572
1992 10         16249          14318            15905
1993 01         16791          14795            16177
1993 04         17503          15215            16805
1993 07         18044          15608            17189
1993 10         18777          15967            17560
1994 01         18861          16161            17924
1994 04         17561          15460            16755
1994 07         17699          15590            17015
1994 10         17190          15448            16701
1995 01         17718          15647            17297
1995 04         19114          16265            18340
1995 07         20205          16857            19082
1995 10         21280          17340            19699
1996 01         21820          17929            20319
1996 04         21413          17567            20220
1996 07         21995          17776            20522
1996 10         22990          18389            21156
1997 01         23467          18656            21614
1997 04         23978          18755            22047
1997 07         25344          19604            22622
1997 10         25849          19940            23010
1998 01         26846          20442            23717
1998 04         27132          20636            23830
1998 07         27787          20946            24390
1998 10         27916          21141            24488


                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                    PERIODS ENDED OCTOBER 31, 1998
                                                   --------------------------------  FINAL VALUE OF A
                                                    1 YEAR    5 YEARS   10 YEARS    $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Preferred Stock Fund                                 8.00%     8.25%     10.81%           $27,916
Average Fixed-Income Fund                            5.87      5.75       7.77             21,141
Merrill Lynch DRD-Eligible Preferred Stock Index*    6.42      6.88       9.37             24,488
------------------------------------------------------------------------------------------------------

*S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Stock Index thereafter.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------
                                                                           10 YEARS
                         INCEPTION                         ---------------------------------
                           DATE          1 YEAR   5 YEARS   CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------
Preferred Stock Fund    12/3/1975        10.77%    8.76%     3.15%        7.99%       11.14%
--------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
OCTOBER 31, 1998                                                      [ARTWORK]
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
PREFERRED STOCK FUND                               SHARES                 (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS (96.1%)
--------------------------------------------------------------------------------
CONSUMER STAPLES (3.4%)
-(1)Ocean Spray Cranberries, Inc.
     6.25%                                        125,000              $ 12,531
   Stokely-Van Camp Corp. 5.00%                    25,070                   429
                                                                      ----------
                                                                         12,960
                                                                      ----------
FINANCIAL SERVICES (50.6%)
   BANKS--NEW YORK CITY (11.6%)
   The Chase Manhattan Corp. 4.96%                250,000                12,500
   J. P. Morgan & Co., Inc. 6.625%                290,000                15,950
   Republic New York Corp. 5.715%                 310,000                15,849

   BANKS--OUTSIDE NEW YORK CITY (13.4%)
(1)ABN-AMRO North America
     6.59%                                         13,000                14,045
   Comerica, Inc. 6.84%                           150,000                 7,912
   Fleet Financial Group 6.75%                    231,000                12,474
   Fleet Financial Group 7.25%                    100,000                 2,606
(1)LaSalle National Bank 6.46%                      2,000                 2,111
   PNC Bank Corp. 6.05%                           125,000                 6,508
   Wells Fargo & Co. 6.59%                        100,000                 5,217

   DIVERSIFIED FINANCIAL SERVICES (7.0%)
   Citigroup, Inc.  6.365%                        330,000                17,655
   Household International Inc.
     5.00%                                         43,480                 2,022
   Household International Inc.
     $4.30                                         82,950                 6,841

   FINANCIAL--MISCELLANEOUS (13.7%)
   Federal Home Loan Mortgage
     Corp. 5.00%                                  375,000                18,586
-  Federal Home Loan Mortgage
     Corp. 5.10%                                   10,500                   529
   Federal Home Loan Mortgage
     Corp. 6.14%                                   80,000                 4,250
   Federal National Mortgage
     Assn. 6.45%                                  165,800                 8,777
   Heller Financial, Inc. 6.687%                  125,000                13,464
   MBNA Corp. 7.50%250,000 6,375

   INSURANCE--PROPERTY--CASUALTY (2.1%)
(1)Hillbrook Insurance Co. 5.90%                       75                 8,187

   SECURITIES BROKERS & SERVICES (2.8%)
   Morgan Stanley Dean Witter Co.
     7.75%                                        200,000                10,612
                                                                      ----------
                                                                        192,470
                                                                      ----------
MATERIALS & PROCESSING (0.2%)
   E.I. du Pont de Nemours & Co.
     3.50%                                         12,300                   878
                                                                      ----------

TECHNOLOGY (0.4%)
   International Business Machines
     Corp. 7.50%                                   57,500                 1,570
                                                                      ----------

UTILITIES--ELECTRIC (41.5%)
   Alabama Power Co. 5.20%                        730,000                18,341
   Baltimore Gas & Electric Co.
     6.70%                                         39,700                 4,505
   Baltimore Gas & Electric Co.
     6.97%                                         10,900                 1,270
   Baltimore Gas & Electric Co.
     6.99%                                         35,000                 4,129
   Baltimore Gas & Electric Co.
     7.125%                                        52,000                 5,857
   Duke Energy Corp. 7.00%                          3,362                   381
   Duke Energy Corp. 7.04%                          1,558                   179

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
PREFERRED STOCK FUND                               SHARES                 (000)
--------------------------------------------------------------------------------
   Duke Energy Corp. 7.85%                         20,544              $  2,345
   Duquesne Light Co. 4.10%                         5,060                   193
   Duquesne Light Co. 4.15%                         5,030                   196
   Entergy Louisiana Inc. 4.16%                     7,000                   469
   Entergy Louisiana Inc. 4.44%                     6,000                   427
   Entergy Mississippi Inc. 4.92%                  10,000                   938
   Florida Power & Light Co. 6.75%                 10,000                 1,110
   Florida Power & Light Co. 6.98%                105,000                11,710
   Idaho Power Co. 7.07%                           25,000                 2,773
   Illinois Power Co. 7.75%                        28,400                 1,538
   Indianapolis Power & Light 5.65%                75,000                 8,016
   Monongahela Power Co. 7.73%                     50,000                 5,819
   PECO Energy Co. $7.48                           50,000                 5,518
   PP&L Resources, Inc. 6.75%                      85,000                 9,350
   PSI Energy Inc. 6.875%                          40,000                 4,530
   Pacific Gas & Electric Co. 4.36%                11,800                   233
   Pacific Gas & Electric Co. 5.00%                39,800                   930
   Pacific Gas & Electric Co. 7.04%               210,000                 6,038
   PacifiCorp 7.48%                                75,000                 8,737
   Puget Sound Energy 7.45%                       240,000                 6,960
   San Diego Gas & Electric Co.
     $1.70                                        140,000                 3,791
   Sierra Pacific Power Co. 7.80%                 200,000                 5,589
   South Carolina Electric &
     Gas Co. 6.52%                                115,000                12,765
   Southern California Edison Co.
     4.24%                                         14,200                   288
   Southern California Edison Co.
     6.45%                                          5,000                   530
   Texas Utilities Electric Co. $1.875            112,800                 3,081
   Texas Utilities Electric Co. $4.76               3,786                   332
   Texas Utilities Electric Co. $7.98              45,000                 5,237
   Union Electric Co. $7.64                        34,000                 3,818
   Virginia Electric & Power Co.
     $6.98                                         60,000                 6,700
   West Penn Power Co. 4.20%                        5,000                   370
   Wisconsin Power & Light Co.
     6.20%                                         18,500                 2,077
   Wisconsin Public Service Corp.
     6.88%                                         10,000                 1,095
                                                                      ----------
                                                                        158,165
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (COST $346,381)                                                       366,043
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     FACE                MARKET
                                                   AMOUNT                VALUE*
                                                    (000)                 (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (3.1%)
--------------------------------------------------------------------------------
U.S. Treasury Note
  5.75%, 8/15/2003
  (COST $11,399)                                  $11,000             $  11,655
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.41%, 11/2/1998
  (COST $5,798)                                     5,798                 5,798
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (COST $363,578)                                                       383,496
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      5,272
Liabilities                                                              (8,014)
                                                                      ----------
                                                                         (2,742)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 36,754,090 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $380,754
================================================================================

NET ASSET VALUE PER SHARE                                                $10.36
================================================================================

*   See Note A in Notes to Financial Statements.

- Non-Income-Producing Security. New issue that has not paid a dividend as of October 31, 1998.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, the aggregate value of these securities was $36,874,000, representing 9.7% of net assets.

--------------------------------------------------------------------------------
 AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                               AMOUNT                       PER
                                                (000)                     SHARE
--------------------------------------------------------------------------------
 Paid in Capital                             $355,973                    $ 9.69
 Undistributed Net
   Investment Income                              428                       .01
 Accumulated Net Realized Gains                 4,435                       .12
 Unrealized Appreciation--
   Note E                                      19,918                       .54
--------------------------------------------------------------------------------
 NET ASSETS                                  $380,754                    $10.36
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                                PREFERRED STOCK FUND
                                                         YEAR ENDED OCTOBER 31, 1998
                                                                               (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                               $20,161
     Interest                                                                    945
                                                                          -----------
     Total Income                                                             21,106
                                                                          -----------
EXPENSES
     Investment Advisory Fee--Note B                                             458
     The Vanguard Group--Note C
          Management and Administrative                                          678
          Marketing and Distribution                                              85
     Custodian Fees                                                                6
     Auditing Fees                                                                10
     Shareholders' Reports                                                        22
     Annual Meeting and Proxy Costs                                                3
     Trustees' Fees and Expenses                                                   1
                                                                          -----------
          Total Expenses                                                       1,263
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         19,843
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                6,265
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         53
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $26,161
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


---------------------------------------------------------------------------------------------------
                                                                            PREFERRED STOCK FUND
                                                                           YEAR ENDED OCTOBER 31,
                                                                         --------------------------
                                                                              1998            1997
                                                                             (000)           (000)
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                $  19,843      $  19,485
     Realized Net Gain                                                        6,265          2,495
     Change in Unrealized Appreciation (Depreciation)                            53         13,731
                                                                         --------------------------
          Net Increase in Net Assets Resulting from Operations               26,161         35,711
                                                                         --------------------------
DISTRIBUTIONS
     Net Investment Income                                                  (20,808)       (20,291)
     Realized Capital Gain                                                       --             --
                                                                         --------------------------
          Total Distributions                                               (20,808)       (20,291)
                                                                         --------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                 130,539         86,381
     Issued in Lieu of Cash Distributions                                    15,646         14,827
     Redeemed                                                               (90,903)       (82,208)
                                                                         --------------------------
          Net Increase from Capital Share Transactions                       55,282         19,000
---------------------------------------------------------------------------------------------------
     Total Increase                                                          60,635         34,420
---------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                      320,119        285,699
                                                                         --------------------------
     End of Year                                                           $380,754       $320,119
===================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                  12,503          8,822
     Issued in Lieu of Cash Distributions                                     1,509          1,514
     Redeemed                                                                (8,731)        (8,395)
                                                                         --------------------------
          Net Increase in Shares Outstanding                                  5,281          1,941
===================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------
                                                                           PREFERRED STOCK FUND
                                                                          YEAR ENDED OCTOBER 31,
                                                            -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $10.17    $ 9.67     $9.61     $8.35     $9.99
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .58       .63       .69       .66       .66
  Net Realized and Unrealized Gain (Loss) on Investments       .22       .53       .04      1.25     (1.46)
                                                            -----------------------------------------------
    Total from Investment Operations                           .80      1.16       .73      1.91      (.80)
                                                            -----------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.61)     (.66)     (.67)     (.65)     (.70)
  Distributions from Realized Capital Gains                     --        --        --        --      (.14)
                                                            -----------------------------------------------
    Total Distributions                                       (.61)     (.66)     (.67)     (.65)     (.84)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $10.36    $10.17     $9.67     $9.61     $8.35
===========================================================================================================

TOTAL RETURN                                                 8.00%    12.44%     8.04%    23.79%    -8.45%
===========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                          $381      $320      $286      $308      $305
  Ratio of Total Expenses to Average Net Assets              0.36%     0.37%     0.39%     0.52%     0.51%
  Ratio of Net Investment Income to Average Net Assets       5.60%     6.41%     7.23%     7.43%     7.27%
  Portfolio Turnover Rate                                      39%       34%       31%       20%       27%
===========================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 1998, the advisory fee represented an effective annual rate of 0.13% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1998, the fund had contributed capital of $77,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1998, the fund purchased $155,072,000 of investment securities and sold $102,856,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $36,864,000 and $34,008,000, respectively.

    The fund used a capital loss carryforward of $1,778,000 to offset taxable capital gains realized during the year ended October 31, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

E. At October 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $19,918,000, consisting of unrealized gains of $20,206,000 on securities that had risen in value since their purchase and $288,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT
ACCOUNTANTS                                                           [ARTWORK]

To the Shareholders and
Board of Trustees of
Vanguard Preferred Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Preferred Stock Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD PREFERRED STOCK FUND

This information for the fiscal year ended October 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q380-12/15/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.